                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A

                                AMENDMENT NO. 3

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




            Date of Report (Date of earliest event reported)  August 22, 1997
                                                              ----------------


                              AgriBioTech, Inc.
--------------------------------------------------------------------------------

       (Exact name of small business issuer as specified in its charter)


              Nevada                     1-1935             85-0325742
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission      (I.R.S. Employer
 incorporation or organization)        File Number)     Identification No.)


   120 Corporate Park Drive, Henderson, Nevada                 (89014)
--------------------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code:  (702) 566-2440
                                                              --------------

EXPLANATORY NOTE

This amendment on Form 8-K/A is submitted to correct certain clerical errors in previously filed information and to clarify certain disclosures. Therefore, the Company hereby amends its Form 8-K in accordance with Rule 12b-15 under the Securities Exchange Act of 1934.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



The Board of Directors
Olsen-Fennell Seeds, Inc.:


We have audited the accompanying balance sheet of Olsen-Fennell Seeds, Inc. as of December 31, 1996, and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Olsen-Fennell Seeds, Inc., as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                              KPMG Peat Marwick LLP



Albuquerque, New Mexico
July 18, 1997, except as to
  note 8, which is as of August 22, 1997

                           OLSEN-FENNELL SEEDS, INC.

                                 Balance Sheet

                               December 31, 1996


                     Assets
                     ------
Current assets:
  Cash and cash equivalents                                                  $   83,567
  Investments                                                                   125,588
  Trade accounts receivable, less allowance for doubtful
    receivables of $35,000                                                    3,085,810
  Inventories                                                                 3,266,863
  Due from stockholders                                                         413,490
  Prepaid expenses and other current assets                                       8,753
                                                                             ----------
            Total current assets                                              6,984,071

Property, plant and equipment, at cost, net                                     656,953
                                                                             ----------

            Total assets                                                     $7,641,024
                                                                             ==========

          Liabilities and Stockholders' Equity
          ------------------------------------

Current liabilities:
  Bank overdraft                                                             $  686,264
  Line of credit                                                                337,425
  Current installments of long-term debt                                         35,193
  Notes payable                                                                 232,285
  Accounts payable                                                            3,661,386
  Accrued liabilities                                                           505,291
                                                                             ----------
            Total current liabilities                                         5,457,844

Long-term debt, excluding current installments                                  408,662
                                                                             ----------
            Total liabilities                                                 5,866,506
                                                                             ----------

Stockholders' equity:
  Common stock no par value, stated value $1; 1,000 shares authorized;
    100 shares issued and outstanding                                               100
  Retained earnings                                                           1,774,418
                                                                             ----------
            Total stockholders' equity                                        1,774,518

Commitments and subsequent event (notes 6 and 8)

            Total liabilities and stockholders' equity                       $7,641,024
                                                                             ==========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                 Statement of Operations and Retained Earnings

                         Year Ended December 31, 1996


Net sales                                                   $28,608,496

Cost of sales                                                24,597,496
                                                            -----------
              Gross profit                                    4,011,000

Operating expenses                                            3,234,277
                                                            -----------
              Income from operations                            776,723
                                                            -----------

Other income (expense):
   Interest expense                                            (120,546)
   Interest income                                               12,370
   Management fee                                                60,000
   Other                                                         45,442
                                                            -----------
              Total other income (expense)                       (2,734)
                                                            -----------

Net income                                                      773,989

Retained earnings at beginning of year                        1,400,429

Distributions to stockholders                                  (400,000)
                                                            -----------

Retained earnings at end of year                            $ 1,774,418
                                                            ===========

Net income per share                                        $     7,740
                                                            ===========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                            Statement of Cash Flows

                          Year Ended December 31, 1996


Cash flows from operating activities:
  Net income                                                                   $   773,989
                                                                               -----------
  Adjustments to reconcile net income to net cash provided by operations:
    Depreciation                                                                    71,195
    Gain on sale of property, plant and equipment                                  (10,874)
    Gain on sale of investments, net                                                (3,338)
    Changes in assets and liabilities:
     Purchases of investments                                                     (366,193)
     Proceeds from the sale of investments                                         298,655
     Accounts receivable                                                        (1,049,029)
     Inventories                                                                (1,092,026)
     Prepaid expenses and other current assets                                         105
     Accounts payable                                                              808,088
     Accrued liabilities                                                            87,090
                                                                               -----------
            Total adjustments                                                   (1,256,327)
                                                                               -----------
            Net cash flows from operating activities                              (482,338)
                                                                               -----------

Cash flows from investing activities:
  Purchases of property, plant and equipment                                       (71,073)
  Proceeds from sale of property, plant and equipment                               11,534
                                                                               -----------
            Net cash flows from investing activities                               (59,539)
                                                                               -----------

Cash flows from financing activities:
  Bank overdraft                                                                   683,216
  Advances under line of credit                                                    337,425
  Repayments under line of credit                                                 (124,905)
  Repayments on long-term debt                                                     (38,021)
  Distributions to stockholders                                                   (400,000)
                                                                               -----------
            Net cash flows from financing activities                               457,715
                                                                               -----------

Net decrease in cash                                                               (84,162)

Cash and cash equivalents at beginning of year                                     167,729
                                                                               -----------

Cash and cash equivalents at end of year                                       $    83,567
                                                                               ===========

Supplemental cash flow information:

  Interest paid                                                                $   125,447
                                                                               ===========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                         Notes to Financial Statements

                               December 31, 1996



(1)  Summary of Significant Accounting Policies
     ------------------------------------------

     (a)  Business Operations
          -------------------

      Olsen-Fennell Seeds, Inc. (the "Company") was incorporated on March 15, 1994, under the name of OFI Seeds, Inc. It commenced operations and changed its name to Olsen-Fennell Seeds, Inc. on July 15, 1994, when it merged with another company which had been operating in the seed business since 1986. The Company buys seeds principally from growers in Oregon, and sells to customers throughout the United States and in foreign countries.

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     (b)  Cash and Cash Equivalents
          -------------------------

      Cash equivalents consist of financial instruments with original maturities of no more than ninety days.

     (c)  Marketable Securities
          ---------------------

      The Company's investments are comprised of equity securities, all classified as trading securities, which are carried at their fair market value based upon the quoted market prices of those investments at December 31, 1996. Net realized and unrealized gains and losses on trading securities are included in net income. Realized gains and losses from the sale of investment securities are determined on a specific identification basis. Cost of investment securities at December 31, 1996 was $136,823.

     (d)  Inventories
          -----------

      Inventories, primarily consisting of seed products and supplies, are stated at the lower of cost (first-in, first-out) or market.

      The Company purchased inventory from related parties of approximately $2,563,000 during 1996. At December 31, 1996, approximately $979,000 is included in accounts payable related to purchased inventory from related parties.

                           OLSEN-FENNELL SEEDS, INC.

                         Notes to Financial Statements


     (e)  Depreciation
          ------------

      Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets using the straight-line method.

     (f)  Income Taxes
          ------------

      The Company has elected Subchapter S Corporation status for income tax purposes. Accordingly, income taxes on the taxable income of the Company are the responsibility of the individual stockholders.

     (g)  Revenue Recognition
          -------------------

      The Company recognizes revenue on sales of their products when the products are shipped from the warehouses, reduced by a reserve for estimated returns.

      The Company had foreign sales of approximately $5,700,000 in 1996. The Company had sales to related parties of approximately $980,000 during 1996. At December 31, 1996, approximately $632,000 is included in trade accounts receivable from related parties.

     (h)  Research and Development
          ------------------------

      The Company conducts research and development activities to develop new seed varieties. These costs are expensed as incurred. Research and development expense for the year ended December 31, 1996 was $114,524.

(2)  Property, Plant and Equipment
     -----------------------------

     A summary of property, plant and equipment at December 31, 1996 is as follows:

                       Estimated
                      useful life
                      -----------
       Land               -                     $  109,324
       Buildings      20-30 years                  603,952
       Equipment      3 - 5 years                  338,028
                      ===================       ----------
                                                 1,051,304
       Less accumulated depreciation              (394,351)
                                                ----------
         Net property, plant and equipment      $  656,953
                                                ==========

                                                                     (Continued)

                           OLSEN-FENNELL SEEDS, INC.

                         Notes to Financial Statements

(3)  Line of Credit
     ---------------

     The Company has a bank revolving line of credit of $1,250,000 which matured on May 1, 1997. The line of credit bears interest at 1 percent above the bank's prime rate (8.25% at December 31, 1996). The note is secured by assets of the Company and is guaranteed by the stockholders. On May 6, 1997, the bank's revolving line of credit was increased to $2,000,000 and extended to May 1, 1998.

(4)  Notes Payable
     -------------

     Notes payable consist of various notes to related parties. All notes are due on demand and bear interest at 10 percent. The notes do not require any periodic principal or interest payments. The notes are secured by inventory and guaranteed by the stockholders.

(5)  Long-term Debt
     --------------

     Long-term debt at December 31, 1996 consists of the following:

          Mortgage note, variable interest rate based on U.S.
            treasury issues plus 3 percent (8.12% at
            December 31, 1996), payable $3,162 per
            month, including interest balance due
            December 1998, secured by real property               $290,012

          State of Oregon Economic Development Commission
            note payable, payable $1,391 per month,
            including interest at 8.11 percent
            through December 2008, secured by
            subordinated position in real property                 127,800

          Other notes payable                                       26,043
                                                                  --------
                    Total long-term debt                           443,855
          Less current portion                                     (35,193)
                                                                  --------
                    Total long-term debt, excluding current
                       installments                               $408,662
                                                                  ========

                                                                     (Continued)

                           OLSEN-FENNELL SEEDS, INC.

                         Notes to Financial Statements



    Required principal repayments on the long-term debt, are as follows:


                     Year             Amount
                     ----             ------
                     1997            $ 35,193
                     1998             286,777
                     1999              11,683
                     2000              12,306
                     2001               9,097
                     Thereafter        88,799
                                     --------
                                     $443,855
                                     ========

(6)  401(k) Employee Savings Plan
     ----------------------------

     The Company has a 401(k) savings plan (Plan) which permits employer contributions at the discretion of the board of directors. The amount of contributions by the employer are limited based on a discretionary formula per the Plan agreement. Employees qualify for enrollment upon having one year of continuous service. The Company made contributions to the Plan of $81,740 for the year ended December 31, 1996. The Plan is cancelable at the option of the Company.

(7)  Related Party Agreement
     -----------------------

     The Company has an agreement to provide certain management and warehouse services for a related party. The agreement is on a month-to-month basis. Management fee income under this agreement was $60,000 in 1996.

(8)  Subsequent Event
     ----------------

     On August 22, 1997, the Company completed its transaction with AgriBioTech, Inc. ("ABT"), in which, ABT acquired all of the capital stock of the Company for a purchase price of $15,200,000. The transaction is effective as of June 1, 1997. The Company became, and continues to be, a wholly owned subsidiary of ABT. The transaction was recorded using the purchase method of accounting.

                           OLSEN-FENNELL SEEDS, INC.

                                 Balance Sheet

                                March 31, 1997


                                  (Unaudited)


                                    Assets
                                    ------
Current assets:
  Cash                                                           $    1,629
  Investments                                                       150,646
  Trade accounts receivable, less allowance for doubtful
   receivables of $35,000                                         4,133,569
  Inventories                                                     3,159,916
  Due from stockholders                                             395,900
  Prepaid expenses and other current assets                          17,625
                                                                 ----------
          Total current assets                                    7,859,285


Property, plant and equipment, at cost, net                         644,864
                                                                 ----------

                                                                 $8,504,149
                                                                 ==========

                     Liabilities and Stockholders' Equity
                     ------------------------------------

Current liabilities:
  Bank overdraft                                                 $  541,026
  Line of credit                                                  1,601,429
  Current installments of long-term debt                             35,193
  Notes payable                                                     233,110
  Accounts payable                                                3,087,082
  Accrued liabilities                                               834,949
                                                                 ----------
          Total current liabilities                               6,332,789


Long-term debt, excluding current installments                      396,540
                                                                 ----------
          Total liabilities                                       6,729,329
                                                                 ----------

Stockholders' equity:
  Common stock, no par value, stated value $1; 1,000 shares
   authorized; 100 shares issued and outstanding                        100
  Retained earnings                                               1,774,720
                                                                 ----------
          Total stockholders' equity                              1,774,820
                                                                 ----------
                                                                 $8,504,149
                                                                 ==========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                 Statement of Operations and Retained Earnings

           For the three-month periods ended March 31, 1997 and 1996


                                  (Unaudited)


                                                      1997           1996
                                                      ----           ----
Net sales                                          $7,021,225      6,415,460

Cost of sales                                       6,154,306      5,039,406
                                                   ----------      ---------
     Gross profit                                     866,919      1,376,054

Operating expenses                                    667,718        460,074
                                                   ----------      ---------
     Income from operations                           199,201        915,980
                                                   ----------      ---------

Other income (expense):
  Interest expense                                    (47,961)       (32,285)
  Other                                               (10,738)        56,181
                                                   ----------      ---------
     Total other income and (expense)                 (58,699)        23,896
                                                   ----------      ---------

     Net income                                       140,502        939,876

Retained earnings at beginning of period            1,774,418      1,400,429

Distributions to stockholders                        (140,200)         --
                                                   ----------      ---------

Retained earnings at end of period                 $1,774,720      2,340,305
                                                   ==========      =========

Net income per share                               $    1,405          9,399
                                                   ==========      =========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                           Statements of Cash Flows

           For the three-month periods ended March 31, 1997 and 1996

                                  (Unaudited)


                                                                 1997           1996
                                                                 ----           ----
Cash flows from operating activities:
  Net income                                                  $   140,502        939,876
                                                              -----------     ----------
  Adjustments to reconcile net income to net cash provided
   by operating activities:
     Depreciation                                                  21,235         17,738
     Changes in assets and liabilities:
       Accounts receivable                                     (1,030,169)    (2,154,545)
       Purchases and sales of investments, net                    (25,058)       (30,013)
       Inventories                                                106,946        779,619
       Accounts payable                                          (574,305)       310,067
       Accrued liabilities                                        329,659        (58,535)
       Other                                                       (8,871)         3,224
                                                              -----------     ----------
         Total adjustments                                     (1,180,563)    (1,132,445)
                                                              -----------     ----------
         Net cash flows from operating activities              (1,040,061)      (192,569)
                                                              -----------     ----------

Cash flows from investing activities - additions
 property, plant and equipment                                     (9,146)       (15,592)
                                                              -----------     ----------

Cash flows from financing activities:
  Bank overdraft                                                 (145,238)       166,486
  Increases in short-term debt                                  4,584,704           --
  Reductions of short-term debt                                (3,319,875)        (8,071)
  Reductions of long-term debt                                    (12,122)       (12,572)
  Distributions to stockholders                                  (140,200)          --
                                                              -----------     ----------
         Net cash flows from financing activities                 967,269        145,843
                                                              -----------     ----------

Net increase (decrease) in cash                                   (81,938)       (62,318)

Cash at beginning of period                                        83,567        167,729
                                                              -----------     ----------
Cash at end of period                                         $     1,629        105,411
                                                              ===========     ==========
Supplemental cash flow information:
  Interest paid                                               $    42,078         26,701
                                                              ===========     ==========

See accompanying notes to financial statements.

                           OLSEN-FENNELL SEEDS, INC.

                         Notes to Financial Statements

                            March 31, 1997 and 1996

                                  (Unaudited)



(1)  Presentation of Unaudited Financial Statements
     ----------------------------------------------

     The unaudited financial statements have been prepared in accordance with the rules of the Securities and Exchange Commission and, therefore, do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and retained earnings and cash flows, in conformity with generally accepted accounting principles. The information furnished, in the opinion of management reflects all adjustments (consisting primarily of normal recurring accruals) necessary to present fairly the financial position, results of operations and cash flows for the three-month periods ended March 31, 1997 and 1996. The Company's business is subject to wide seasonal fluctuations and, therefore, the results of operations are not necessarily indicative of results which may be expected for any other interim period or for the year as a whole.

(2)  Subsequent Event
     ----------------

     On August 22, 1997, the Company completed its transaction with AgriBioTech, Inc. ("ABT"), in which, ABT acquired all of the capital stock of the Company for a purchase price of $15,200,000. The transaction is effective as of June 1, 1997. The Company became, and continues to be, a wholly owned subsidiary of ABT. The transaction was recorded using the purchase method of accounting.

                           AGRIBIOTECH, INC. (ABT);
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS); CLARK SEEDS, INC. (CSI);
                      BEACHLEY-HARDY SEED COMPANY (B-H);
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                 (COLLECTIVELY W-L/G); E.F. BURLINGHAM & SONS
                           and SUBSIDIARY (EFB); and
                        OLSEN-FENNELL SEEDS, INC. (OFI)


                   Pro Forma Combined Financial Information
                                  (Unaudited)


The following pro forma combined summary of operations combines the results of operations of ABT, ATSS, CSI, B-H, W-L/G, EFB and OFI for the year ended June 30, 1996 and for the nine-month period ended March 31, 1997. The business of these entities is subject to wide seasonal fluctuations and, therefore, the results of operations for periods less than twelve months may not be indicative of annual results. The pro forma combined financial information should be read in conjunction with the historical statements. The pro forma combined summary balance sheet reflects ABT's consolidated balance sheet as of March 31, 1997 combined with EFB's consolidated balance sheet as of March 31,1997 and OFI's balance sheet as of March 31, 1997.

                           AGRIBIOTECH, INC. (ABT);
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS); CLARK SEEDS, INC. (CSI);
                      BEACHLEY-HARDY SEED COMPANY (B-H);
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                 (COLLECTIVELY W-L/G); E.F. BURLINGHAM & SONS
                           and SUBSIDIARY (EFB); AND
                        OLSEN-FENNELL SEEDS, INC. (OFI)

                   Pro Forma Combined Summary of Operations
                                  (Unaudited)

                    Nine-month period ended March 31, 1997


                                                                                                                     Pro Forma
                                        ABT (B)      W-L/G (B)       EFB (B)        OFI (B)      Adjustments          combined
                                     -----------     ---------     ----------     ----------     -----------         ----------
Revenues                             $41,164,828     2,671,772     31,040,752     24,325,653       (917,220) (H)     98,285,785
Cost of sales                         31,005,534     1,816,236     25,439,688     21,483,511       (917,220) (H)     78,827,749
                                     -----------     ---------     ----------     ----------     ----------          ----------
  Gross profit                        10,159,294       855,536      5,601,064      2,842,142           --            19,458,036

                                                                                                 (1,225,447) (J)
Operating expenses                    10,814,219     1,014,557      3,383,987      2,917,881        354,754  (C)     17,259,951
                                     -----------     ---------     ----------     ----------     ----------          ----------
    Income (loss) from operations       (654,925)     (159,021)     2,217,077        (75,739)       870,693           2,198,085

Other income (expense)                  (534,001)       57,075         (7,314)       (10,583)    (1,112,648) (D)     (1,607,471)
                                     -----------     ---------     ----------     ----------     ----------          ----------

    Net earnings (loss)               (1,188,926)     (101,946)     2,209,763        (86,322)      (241,955)            590,614
                                                     =========     ==========     ==========     ==========
Discount and inputed dividends
  on preferred stock                   3,203,045                                                                      3,203,045
                                      ----------                                                                     ----------
Net (loss) attributable
  to common stock                    $(4,391,971)                                                                    (2,612,431)
                                     ===========                                                                     ==========
Shares of common stock used in
  computing (loss) per common
  share:
    Basic                             13,301,201                                                    782,500 (E)      14,083,701
    Diluted                           13,301,201                                                    782,500 (E)      14,083,701
                                      ==========                                                    =======          ==========
    Net (loss) per common share:
      Basic                          $     (0.33)                                                                         (0.19)
      Diluted                              (0.33)                                                                         (0.19)
                                     ===========                                                                     ==========

                           AGRIBIOTECH, INC. (ABT);
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS); CLARK SEEDS, INC. (CSI);
                      BEACHLEY-HARDY SEED COMPANY (B-H);
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                 (COLLECTIVELY W-L/G); E.F. BURLINGHAM & SONS
                           and SUBSIDIARY (EFB); AND
                        OLSEN-FENNELL SEEDS, INC. (OFI)

                   Pro Forma Combined Summary of Operations
                                  (Unaudited)

                           Year ended June 30, 1996


                                        ABT (A)       ATSS (A)       CSI (A)        B-H (A)       W-L/G (A)
                                     -----------     ---------     ----------     ----------     -----------
Revenues                             $25,961,541      250,280        497,338       2,847,920      21,730,598
Cost of sales                         19,235,670      113,202        103,077       2,632,721      17,054,073
                                     -----------      -------        -------      ----------      ----------
  Gross profit                         6,725,871      137,078        394,261         215,199       4,676,525

Operating expenses                     9,636,863      112,781        280,634       2,042,304       6,771,376
                                     -----------      -------        -------      ----------      ----------
    Income (loss) from operations     (2,910,992)      24,297        113,627      (1,827,105)     (2,094,851)

Other income (expense)                  (413,140)      (7,794)       (18,292)       (151,446)       (532,319)
                                     -----------      -------        -------      ----------      ----------

    Net earnings (loss)               (3,324,132)      16,503         95,335      (1,978,551)     (2,627,170)
                                                      =======        =======      ==========      ==========

Discount and inputed dividends
  on preferred stock                   2,317,625
                                     -----------
Net (loss) attributable
  to common stock                    $(5,641,757)
                                     ============
Shares of common stock used
  in computing (loss) per
  common share:
    Basic                              7,458,594
    Diluted                            7,458,594
                                     ===========
    Net (loss) per common share:
      Basic                          $     (0.76)
      Diluted                              (0.76)
                                     ===========
                                                                                      Pro Forma
                                        EFB (A)       OFI (A)      Adjustments         Combined
                                     -----------     ----------    -----------        ----------
Revenues                              31,126,896     26,493,068      (573,224) (F)   108,334,417
Cost of sales                         26,199,376     22,699,123      (573,224) (F)    87,464,018
                                     -----------     ----------    ----------        -----------
  Gross profit                         4,927,520      3,793,945          --           20,870,399

                                                                     (769,000) (J)
Operating expenses                     4,516,608      2,112,347      (729,136) (C)    23,974,777
                                     -----------     ----------    ----------        -----------
    Income (loss) from operations        410,912      1,681,598     1,498,136         (3,104,378)

Other income (expense)                  (123,448)       (21,125)   (2,176,706) (D)    (3,444,270)
                                     -----------     ----------    ----------        -----------

    Net earnings (loss)                  287,464      1,660,473      (678,570)        (6,548,648)
                                     ===========     ==========    ==========        ===========

Discount and inputed dividends
  on preferred stock                                                                   2,317,625

Net (loss) attributable
  to common stock                                                                     (8,866,233)
                                                                                      ===========
Shares of common stock used
  in computing (loss) per
  common share:
    Basic                                                          1,080,327   (E)     8,538,921
    Diluted                                                        1,080,327   (E)     8,538,921
                                                                   =========           =========
    Net (loss) per common share:
      Basic                                                                                (1.04)
      Diluted                                                                              (1.04)
                                                                                       =========



                           AGRIBIOTECH, INC. (ABT);
                       ARNOLD-THOMAS SEED SERVICE, INC.
                       (ATSS); CLARKS SEEDS, INC. (CSI);
                      BEACHLEY-HARDY SEED COMPANY (B-H);
                    W-L RESEARCH, INC. and GERMAIN'S, INC.
                 (COLLECTIVELY W-L/G); E.F. BURLINGHAM & SONS
                           and SUBSIDIARY (EFB); AND
                        OLSEN-FENNELL SEEDS, INC. (OFI)

                       Pro Forma Combined Balance Sheet
                                  (Unaudited)

                                March 31, 1997


                                                                                                           Pro Forma
                                            ABT (G)         EFB (G)       OFI (G)      Adjustments          Combined
                                         ------------    -----------    ----------     -----------         ----------
            ASSETS
Current assets
  Cash and cash equivalents              $    644,411        388,280        1,629            --              1,034,320
  Accounts receivable                      18,266,638      3,782,856    4,529,469        (255,206) (H)
                                                                                          (77,268) (I)      26,246,489
  Inventories                              20,092,607      4,010,608    3,159,917          (4,364) (I)      27,267,496
  Other                                       368,995           --        168,270         230,712  (I)         767,977
                                         ------------    -----------    ---------      ----------          -----------
    Total current assets                   39,372,651      8,181,744    7,859,285         (97,398)          55,316,282
Property, plant and equipment, net         12,783,273      1,165,042      644,864       2,521,838  (I)      17,115,017
Intangible assets, net of
 accumulated amortization                   2,266,965      1,432,908         --        18,801,745  (I)      22,501,618
Investment in associated equity,
 at equity                                    783,577           --           --              --                783,577
Other                                          83,889        198,101         --          (191,752) (I)          90,238
                                         ------------    -----------    ---------      ----------          -----------
    Total assets                         $ 55,290,355    $10,977,795    8,504,149      21,034,433           95,806,732
                                         ============    ===========    =========      ==========          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt                        $ 15,047,493        165,118    2,375,565      17,540,000  (I)      35,128,176
  Current installments of long-
   term obligations                           639,436         56,500       35,193            --                731,129
  Accounts payable                         10,562,330      3,132,915    3,087,082        (255,206) (H)
                                                                                        1,769,721  (I)      18,296,842
  Accrued liabilities                       1,267,166        714,321      834,949         190,633  (I)       3,007,069
                                         ------------    -----------    ---------      ----------          -----------
    Total current liabilities              27,516,425      4,068,854    6,332,789      19,245,148           57,163,216
Long-term obligations, excluding
 current installments                       1,717,725      1,424,677      396,540       1,098,369  (I)       4,637,311
                                         ------------    -----------    ---------      ----------          -----------
    Total liabilities                      29,234,150      5,493,531    6,729,329      20,343,517           61,800,527
                                         ------------    -----------    ---------      ----------          -----------
Stockholders' equity:
  Preferred stock                                   2           --           --              --                      2
  Common stock                                 19,830            200          100             483  (I)          20,613
  Capital in excess of par value           36,936,615           --           --         7,949,217  (I)      44,885,832
  Accumulated (deficit)                   (10,900,242)     5,484,064    1,774,720      (7,258,784) (I)     (10,900,242)
                                         ------------    -----------    ---------      ----------          -----------
    Total stockholders' equity             26,056,205      5,484,264    1,774,820         690,916           34,006,205
                                         ------------    -----------    ---------      ----------          -----------
    Total liabilities and
     stockholders' equity                $ 55,290,355     10,977,795    8,504,149      21,034,433           95,806,732
                                         ============    ===========    =========      ==========          ===========

                            AGRIBIOTECH, INC. (ABT);
                        ARNOLD-THOMAS SEED SERVICE, INC.
                        (ATSS); CLARK SEEDS, INC. (CSI);
                       BEACHLEY-HARDY SEED COMPANY (B-H);
                     W-L RESEARCH, INC. AND GERMAIN'S, INC.
                 (COLLECTIVELY W-L/G); E.F. BURLINGHAM  & SONS
                           AND SUBSIDIARY (EFB); AND
                        OLSEN-FENNELL SEEDS, INC. (OFI)

               Notes to Pro Forma Combined Financial Information
                                  (Unaudited)

(A) The year ended June 30, 1996 for ABT includes the operations of ATSS and CSI for the period from October 1, 1995 through June 30, 1996, and the operations of B-H for the period from February 1, 1996 through June 30, 1996. The amounts under the ATSS and CSI columns are for the three-month period ended August 31, 1995. The amounts under the B-H column are for the seven-month period ended January 31, 1996. The amounts under the W-L/G, EFB and OFI columns are for the twelve-month period ended June 30, 1996. Income taxes are not presented on a pro forma basis due to a pro forma net loss.

(B) The nine-month period ended March 31, 1997 for ABT includes the operations of ATSS, CSI and B-H for the entire period, the operations of W-L/G for the period from September 1, 1996 through March 31, 1997. The amounts under the W-L/G column are for the two-month period ended August 31, 1996. The amounts under the EFB and OFI columns are for the nine-month period ended March 31, 1997. Income taxes are not presented on the pro forma net income as any provision would be offset by a partial reversal of the valuation allowance provided against ABT's deferred tax assets.

(C) To reflect depreciation of property, plant and equipment and amortization of intangible assets based on market value adjustments in connection with applying purchase accounting.

(D) To reflect reduction of interest income earned and additional interest expense for the cash purchase price of the acquisitions.

(E) To reflect shares of ABT common stock issued in connection with the acquisitions as if they had been outstanding for the entire period.

(F) To eliminate sales made by EFB and OFI to other ABT entities.

(G) The consolidated balance sheet of ABT as of March 31, 1997 includes the accounts of ATSS, CSI, B-H and W-L/G. The amounts under the EFB and OFI columns reflect their accounts as of March 31, 1997.

(H) To eliminate intercompany balances.

(I) To reflect the application of purchase accounting to the EFB and OFI acquisitions.

(J) Known reductions in officers' compensation and employee benefits.

                                   SIGNATURES


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AGRIBIOTECH, INC.,
                                            (Registrant)


Date: August 10, 1998                    By: /s/ Henry A. Ingalls
      ----------------------                ---------------------
                                             Henry A. Ingalls,